                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12



                             EMAILTHATPAYS.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             emailthatpays.com, Inc.
                               428 west 6th Avenue
                              Vancouver, BC V5Y 1L2

Dear Stockholder,

         You are cordially invited to attend the Annual Meeting of Stockholders of emailthatpays.com, Inc. (the "Company") to be held on June 28, 2001 at 10:00 a.m. local time at 428 West 6th Avenue, Vancouver BC.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of the Annual Meeting of Stockholders and Proxy Statement.

         Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card. This will ensure your proper representation at the Annual Meeting.

                                            Sincerely,

                                            /s/ Daniel Hunter

                                            Daniel Hunter
                                            Chief Executive Officer
                             emailthatpays.com, Inc.
                               428 West 6th Avenue
                              Vancouver BC V5Y 1L2

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 28, 2001

To the Stockholders of emailthatpays.com, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of emailthatpays.com, Inc., a Florida corporation (the "Company"), will be held on June 28, 2001 at 10:00 a.m. local time at 428 West 6th Avenue, Vancouver BC, for the following purpose:

1. To elect 2 directors to serve for the ensuing year and until their successors are elected.

2. To ratify the selection of KPMG as independent auditors of the Company for the fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on June 4, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the principal office of the Company.

         All stockholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience. Any stockholder attending the Annual Meeting may vote in person even though the stockholder has returned a proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.


                                            By Order of the Board of Directors

                                            /s/ Donald James MacKenzie

                                            Donald James MacKenzie
                                            President and Secretary



Vancouver, British Columbia
June 5, 2001

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 28, 2001


         The enclosed proxy is solicited on behalf of the Board of Directors of emailthatpays.com, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 28, 2001, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

         The Annual Meeting will be held at the Company's principal executive offices at 428 West 6th Avenue, Vancouver BC V5Y 1L2. The Company intends to mail this Proxy Statement and accompanying proxy card on or about June 5, 2001 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

         Only holders of record of the Company's Common Stock at the close of business on June 4, 2001, the record date, will be entitled to notice of and to vote at the Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. At the close of business on June 4, 2001, the record date, 8,560,093 shares of the Company's Common Stock were issued and outstanding.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         The inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 428 West 6th Avenue, Vancouver BC V5Y 1L2, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth information as of April 30, 2001 concerning the ownership of Common Stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each person who has been a Director or "Named Executive Officer" of the Company since the beginning of the last fiscal year and (iii) all current Directors and Named Executive Officers of the Company as a group. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company except as otherwise noted.

                            Security Ownership Table


  Name and Address of                Amount and Nature of
  Beneficial Owner (1)                Beneficial Owner         Percent of Class
  --------------------               --------------------      ----------------
Daniel Hunter (2)                       1,544,722 (3)              18.0
Bruce Hamlin (4)                          319,722 (3)               3.7
Donald James MacKenzie (5)              1,544,722 (3)              18.0
Michael Marcus (6)                        500,000 (7)               5.8
All named executive officers and        3,409,166                  39.2
directors as a group (8)


(1) Unless otherwise indicated, the business address of all beneficial owners is 428 West 6th Avenue, Vancouver, BC V5Y 1L2.

(2) Mr. Hunter's shares are held by Hunter Holdings Inc. Hunter Holdings is owned 50% by Mr. Hunter and 50% by Camino Enterprises Inc. Mr. Hunter is the sole shareholder of Camino Enterprises Inc..

(3) Includes 44,722 shares which the holder has the right to acquire within 60 days upon the exercise of stock options.

(4) Mr. Hamlin's shares are held by Hamlin Holdings Inc. Mr. Hamlin is the sole shareholder of Hamlin Holdings Inc.

(5) Mr. MacKenzie's shares are held by Vicdra Holdings Inc. Mr. MacKenzie is the sole shareholder of Vicdra Holdings Inc.

(6)  Mr. Marcus' address is 27622 Pacific Coast Highway, Malibu, CA 90265.

(7) Includes 300,000 shares held by Canmarc Trading, Inc., a company which is controlled by Mr. Marcus.

(8) Includes shares held by Messrs. Hunter, Hamlin, and MacKenzie. Also includes 134,166 shares, which the holders have the right to acquire within 60 days upon the exercise of stock options.


                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         At the meeting, two directors will be elected to hold office until the 2002 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The Board of Directors has nominated each of the persons set forth below to serve as members of the Board of Directors. Each of the nominees is currently serving as a Director, and each has indicated a willingness to continue serving as a Director. Should any nominee become unavailable to accept election as a Director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors otherwise reduces the number of Directors.

Nominees

     The names of the nominees and certain information about them are set forth below:

 Name                                     Age               Position Held with the Company
------                                   -----              --------------------------------
Daniel Hunter                             42                Chief Executive Officer, Director
Donald James MacKenzie                    44                President and Secretary, Director

Mr. Hunter was appointed the Company's Chief Executive Officer and a Director in October 1999. Mr. Hunter was appointed Chief Executive Officer and a Director of email Nevada in July 1999. Since September 1998, Mr. Hunter has been the Chief Executive Officer and a Director of Coastal Media Group Ltd., a 100% owned subsidiary of the Company. From 1993 to 1998, Mr. Hunter was an account executive and Partner at Canaccord Capital and has participated in the financing of numerous private and public companies.

Mr. MacKenzie was appointed the Company's President, Secretary, and a Director in October 1999. Mr. MacKenzie has been the Secretary, Treasurer, and a Director of email Nevada since its inception in June 1998. From 1990 to 1998, Mr. MacKenzie was a senior account executive at BCTV, a major local television station in Vancouver.

                                  Vote Required

         A plurality of the votes cast at the meeting is required to elect each nominee as a Director. Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Directors of such nominees.

         Proxies cannot be voted for more than the two named nominees. The two candidates receiving the highest number of affirmative votes cast at the meeting will be elected Directors of the Company.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
                    "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

Committees of the Board of Directors and Meetings

         The Board of Directors currently performs the functions of the audit, nominating and compensation committees.

         During the 2000 fiscal year, the Board of Directors held one meeting and took action by unanimous written consent on ten occasions. Both directors attended the meeting of the Board of Directors.

Compensation of Directors

         The Company's Directors do not receive compensation for their services as Directors or members of Committees of the Board of Directors.

Executive Officers

         The names of, and certain information regarding, executive officers of the Company are set forth below. The executive officers serve at the pleasure of the Board of Directors and the Chief Executive Officer.

Name                                Age              Title
-----                              -----             ------
Daniel Hunter                       42               Chief Executive Officer, Director

Donald James MacKenzie              44               President and Secretary, Director

Bruce Hamlin                        43               Vice-President


Mr. Hunter was appointed the Company's Chief Executive Officer and a Director in October 1999. Mr. Hunter was appointed Chief Executive Officer and a Director of email Nevada in July 1999. Since September 1998, Mr. Hunter has been the Chief Executive Officer and a Director of Coastal Media Group Ltd., a 100% owned subsidiary of the Company. From 1993 to 1998, Mr. Hunter was an account executive and Partner at Canaccord Capital and has participated in the financing of numerous private and public companies.

Mr. MacKenzie was appointed the Company's President, Secretary, and a Director in October 1999. Mr. MacKenzie has been the Secretary, Treasurer, and a Director of email Nevada since its inception in June 1998. From 1990 to 1998, Mr. MacKenzie was a senior account executive at BCTV, a major local television station in Vancouver.

Mr. Hamlin joined the Company as a Vice-President in July 1999. Prior to joining the Company, Mr. Hamlin spent 11 years as a senior account executive at WIC Western International Communications Inc., a broadcasting company with radio and television holdings throughout Canada.

Executive Compensation

         The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation received by the person serving in the capacity as the Company's Chief Executive Officer and the two most highly compensated executive officer whose total compensation in 2000 exceeded $100,000 (the "Named Executive Officers").

                                Annual Compensation                 Long-Term Compensation
                                -------------------                 ----------------------
                                                                      Awards                  Payouts
                                                                      ------                  -------
                                                                           Securities
                                                                           Underlying
                                              Other Annual   Restricted    Options /    LTIP         All Other
                 Year     Salary     Bonus    Compensation   Stock Award      SAR       Payouts    Compensation
                 ----     ------     -----    ------------  -------------  ---------    -------    ------------
Daniel Hunter   2000      $146,445     -           -              -             35,000     -             -
Chief           1999       $89,584     -           -              -             70,000     -             -
Executive
Officer

Donald James    2000      $122,700     -           -              -             35,000     -            2,448 (1)
MacKenzie
President       1999      $103,684     -           -              -             70,000     -              776 (1)

Bruce Hamlin    2000      $100,997     -           -              -             35,000     -            2,162 (1)
Vice President  1999       $50,787     -           -              -             70,000     -              935 (1)


(1)  Term life insurance premium paid by us.

Stock Option Grants and Exercises

         The following Option / SAR Grants Table shows information regarding grants of stock options in this last completed fiscal year to the executive officers named in the Summary Compensation Table.

                                           Option / SAR Grants Table
                                           -------------------------
                             Number of          Percent of Total
                             Securities           Options/SARs
                             Underlying            Granted To
                           Options / SARs         Employees In          Exercise or          Expiration
                            Granted (#)            Fiscal Year           Base Price             Date
                           -------------         --------------         -----------          ----------
Daniel Hunter                  35,000                  9%                  $1.35             08-23-2010

Donald James MacKenzie         35,000                  9%                  $1.35             08-23-2010

Bruce Hamlin                   35,000                  9%                  $1.35             08-23-2010

         The following Aggregate Options / SAR Exercises in and Fiscal Year-End Option / SAR Value Table provides information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options and SARs.

            Aggregate Options / SAR Exercises in and  Fiscal Year-End Option / SAR Value Table
            ----------------------------------------------------------------------------------

                                                                 Number of
                                                                Securities
                                                                Underlying                Value of
                                                               Unexercised               Unexercised
                                                             Options/SARs At        In-the-Money Options/
                                Shares                          FY-End (#)           SARs at FY-End ($)
                             Acquired On        Value          Exercisable/             Exercisable/
                               Exercise       Realized        Unexercisable             Unexercisable
                            -------------    ----------     -----------------        --------------------
Daniel Hunter                     -               -          27,222 / 77,778               0/0 (1)

Donald James MacKenzie            -               -          27,222 / 77,778               0/0 (1)

Bruce Hamlin                      -               -          27,222 / 77,778               0/0 (1)


(1) FY-End Option/SAR Values based on exercise prices of $5.75 per share for 70,000 options and $1.35 per share for 35,000 options and 12-31-00 closing price of $0.34 per share.

Certain Relationships and Related Transactions

         As presented in the following table, Mr. Hunter, our Chief Executive Officer, has through a controlled company advanced funds to us for working capital purposes.

                                  December 31, 2000      December 31, 1999
                                  -----------------      -----------------
    Controlled company                 $60,020               $146,804
    Less: current portion                                      55,667
                                       -------                -------
                                       $60,020                $91,137

         The advance from the controlled company is unsecured, bears interest at an annual rate of 7% and has no set terms of repayment.

         Mr. Hunter also personally guarantees our loans payable.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own more than ten percent of our common stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports.

         Based on representations received from Reporting Persons and upon review of Form 3 filings furnished to us, except for the Form 3 filings required of Mr. Joudrie and Ms. Manning when they became Directors that were filed late, all filings required to be made by the Reporting Persons for the year 2000 were made in a timely manner.


                                 PROPOSAL NO. 2:
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. The Board of Directors proposes that the stockholders ratify this appointment. KPMG LLP has audited the Company's financial statements annually since its inception in 1998. The Company expects that representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

         Audit fees billed or expected to be billed to the Company by KPMG for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the last fiscal year totaled $24,239.

Financial Information Systems Design and Implementation Fees

         No fees were billed or expected to be billed to the Company by KPMG for services provided during the last fiscal year for the design and implementation of financial information systems.

All Other Fees

            Fees billed or expected to be billed to the Company by KPMG for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $34,598.

         The Board of Directors has considered whether the provision of the non-audit related services listed above is compatible with maintaining KPMG's independence.


         In the event that stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's and its stockholders' best interests.

                                  Vote Required

         The affirmative vote of a majority of the votes cast affirmatively or negatively at the meeting, whether in person or by proxy, is required to ratify the appointment of the independent public accountants.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
             "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP
            TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

         Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.


                                  MISCELLANEOUS

Stockholder Proposals

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 31, 2002.

Solicitation of Proxies

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Annual Report

         The Annual Report for the fiscal year ended December 31, 2000 is being mailed to the stockholders with this Proxy Statement.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Donald James MacKenzie

                                    Donald James MacKenzie
                                    Secretary


Vancouver, British Columbia
June 5, 2001
                             emailthatpays.com, Inc.

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

 The undersigned, revoking all previous proxies, hereby appoints Daniel Hunter and Donald James MacKenzie, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this proxy, all shares of common stock of emailthatpays.com, Inc. (the "Company") held of record by the undersigned on June 4, 2001 at the Annual Meeting of Stockholders to be held on June 28, 2001 and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

         Dear Stockholder:

         Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

         Your vote counts, and you are strongly encouraged to exercise you right to vote your shares.

         Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card and return your proxy in the enclosed postage paid envelope.

              Thank you in advance for your prompt consideration of these matters.

                                            Sincerely,

                                            emailthatpays.com, Inc.

[X]  Please mark votes as in this example

         (1)      Election of directors.  Nominees:
                           Daniel Hunter,
                           Donald James MacKenzie,

                  [ ] FOR all nominees for director named above.

                  [ ] WITHHOLD AUTHORITY to vote for all nominees for director named above.

                  [ ] FOR all nominee for director named above, except
                      WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through

         (2)      To ratify the selection of KPMG as independent auditors.

                  [ ] FOR          [ ] AGAINST    [ ] ABSTAIN

         (3) In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

                  [ ] FOR          [ ] AGAINST    [ ] ABSTAIN


NOTE ADDRESS CHANGE HERE:

-------------------------------------------------------
                         Name

------------------------------------------------------
                    Street Address

------------------------------------------------------
 City            State         Country        Zip Code

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, trustees, guardians or other administrators, fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature: ____________________ Date: _____________

Signature: ____________________ Date: _____________